EXHIBIT 6(e)

               Certificate of Amendment of the Certificate of Incorporation of American International Life Assurance Company of New York, dated June 1, 1987

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                                STATE OF NEW YORK

                              INSURANCE DEPARTMENT

                               AGENCY BUILDING ONE

                       THE GOVERNOR NELSON A. ROCKEFELLER

                               EMPIRE STATE PLAZA

                             ALBANY, NEW YORK 12257

JAMES P. CORCORAN

Superintendent of Insurance


         The attached Certificate of Amendment of the Certificate of Incorporation of AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK, of New York, New York, filed pursuant to Section 805 of the Business Corporation Law to effect the following:

                  To amend Section 2 of the Certificate of Incorporation regarding principal office address.

         IS HEREBY APPROVED pursuant to Section 1206 of the New York Insurance Law.

                                             In Witness Whereof, I have hereunto
                                             set my hand and affixed the
                                             official seal of this Department at
                                             the City of Albany, this 16th day
                                             of June, 1987.

                                             /s/ Robert A. Donnelly
                                             Special Deputy
                                             Superintendent of Insurance



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                            CERTIFICATE OF AMENDMENT

                                     OF THE

                          CERTIFICATE OF INCORPORATION

                                       OF

            AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK

                            (A New York Corporation)

                UNDER SECTION 805 OF THE BUSINESS CORPORATION LAW

         We, the undersigned, William F. Healy and Maureen P. Tully, President and Secretary respectively, of AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK, hereby certify under the seal of the Corporation:

     (1) The name of the corporation is AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK.

     (2) The Certificate of Incorporation of AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK was filed with the Department of Insurance on the 16th day of March, 1962.

     (3) The Certificate of Incorporation as now in force and effect is hereby amended to effect the following amendment authorized by Section 805 of the Business Corporation Law.

     To delete reference to the street address of the principal office of the corporation.

     (4) Section 2 of the Certificate of Incorporation is amended to read as follows:

     Section 2. The principal office of the corporation shall be located in the City, County and State of New York.

     (5) The manner in which this amendment to the Certificate of Incorporation was authorized was by the written consent of the sole stockholder of all outstanding shares on May 19, 1987.

     IN  WITNESS   WHEREOF,   the  undersigned  has  executed  and  signed  this
certificate   this   1st   day   of   June,   1987.

                                                   /s/   William   F.   Healy
                                                  -----------------------------
                                                  William F. Healy, President


                                                  /s/ Maureen P. Tully
                                                 -------------------------------
                                                  Maureen P. Tully




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STATE OF NEW YORK)         SS.:
COUNTY OF NEW YORK)

William F. Healy and Maureen P. Tully, being first duly sworn, depose and say that they are the President and Secretary of AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK and that they have read the foregoing certificate and know the contents thereof and that the statements therein contained are true.

Sworn to before me this 1st day of June, 1987.


/s/ Rosalie A. Brown
---------------------------------
Notary Public

ROSALIE A. BROWN



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                                STATE OF NEW YORK

                              INSURANCE DEPARTMENT

                               AGENCY BUILDING ONE

                       THE GOVERNOR NELSON A. ROCKEFELLER

                               EMPIRE STATE PLAZA

                             ALBANY, NEW YORK 12257

JAMES P. CORCORAN

Superintendent of Insurance

     The attached Certificate of Amendment of the Certificate of Incorporation of AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK, of New York, New York, filed pursuant to Section 805 of the Business Corporation Law to effect the following:

     To change the date when the Annual Meeting of the Board of Directors should be held for the purpose of election of officers.

     IS HEREBY APPROVED pursuant to Section 1206 of the New York Insurance Law.

                                                  IN WITNESS WHEREOF, I have
                                                  hereunto set my hand  and
                                                  affixed the official  seal of
                                                  this Department at the City of
                                                  Albany, New York, this 1st day
                                                  of February, 1985.

                                                  JAMES P. CORCORAN

                                                  Superintendent of Insurance

                                                  By  /s/ Robert A. Donnelly

                                                  Special Deputy Superintendent